UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 7, 2005

Date of Report (Date of earliest event reported)

FORTUNE BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9076	13-3295276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Tower Parkway, Lincolnshire, Illinois	60069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 484-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On September 7, 2005, the Registrant began distribution of the investor brochure attached as Exhibit 99 relating to the Registrant and its business, which is incorporated herein by reference. Pursuant to General Instruction B.2., the information set forth in Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

99.	Investor Brochure dated September 6, 2005, furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

FORTUNE BRANDS, INC.

By	/s/ Mark A. Roche
Mark A. Roche
Senior Vice President, General Counsel and Secretary

Date: September 7, 2005

EXHIBIT INDEX

Exhibit		Sequentially Numbered Page
99.	Investor brochure of Registrant dated September 6, 2005, which is being furnished pursuant to Item 7.01.